SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

(617) 346-7200
Registrant’s telephone number, including area code

Sovereign Bancorp, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2010, the registrant filed Articles of Amendment to its Articles of Incorporation with the Commonwealth of Virginia State Corporation Commission in order to change its name from “Sovereign Bancorp, Inc.” to “Santander Holdings USA, Inc.”  A copy of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Date: February 5, 2010.	By:	/s/ Christopher K. Pfirrman
	Name:	Christopher K. Pfirrman
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation